UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section
14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for use of the Commission Only (as permitted
☒	Definitive Information Statement by Rule 14a-6(e)(2))

SUNBURST ACQUISITIONS III, INC.
(Name of Registrant as Specified in Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date filed:

  SUNBURST ACQUISITIONS III, INC.
10990 Wilshire Blvd., Suite 1410
Los Angeles, California 90024

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Los Angeles, California September 10, 2008

 This information statement has been mailed on or about September 10, 2008 to the stockholders of record on August 29, 2008 (the “Record Date”) of Sunburst Acquisitions III, Inc., a Colorado corporation (the "Company") in connection with certain actions to be taken pursuant to the written consent of the stockholders of the Company holding a majority of the outstanding shares of common stock, dated as of August 22, 2008. The actions to be taken pursuant to the written consent shall be taken on or about September 30, 2008, 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors, /s/ Richard McKilligan Richard McKilligan Secretary

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED AUGUST 22, 2008

To Our Stockholders:

 NOTICE IS HEREBY GIVEN that the following actions will be taken pursuant to the written consent of stockholders holding a majority of the outstanding shares of common stock dated August 22, 2008, in lieu of a special meeting of the stockholders. Such action to be taken on or about September 30, 2008 will be the merger of the Company with and into Sunburst Acquisitions III, Inc., a newly formed Nevada corporation (the “Migratory Merger”) resulting in a change of the Company’s domicile from Colorado to Nevada.

OUTSTANDING SHARES AND VOTING RIGHTS

 As of the Record Date, the Company's authorized capitalization consisted of 1,000,000,000 shares of common stock and 100,000,000 shares of preferred stock, of which 997,699,062 shares of common stock and no shares of preferred stock were issued and outstanding as of the Record Date.  Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposal by resolution dated August 22, 2008; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on September 30, 2008.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 7-107-104 of the Colorado Business Corporation Act.

PROPOSAL 1

MERGER OF SUNBURST ACQUISITIONS III, INC., A COLORADO CORPORATION,
WITH AND INTO
SUNBURST ACQUISITIONS III, INC., A NEVADA CORPORATION

 On August 22, 2008, the Company’s board of directors voted unanimously to approve the Migratory Merger and recommended the Migratory Merger to its stockholders for their approval. On August 22, 2008, the holders of 91% of the Common Stock consented in writing to approve the Migratory Merger. The Migratory Merger will be consummated pursuant to an agreement and plan of merger between the Company and Sunburst Acquisitions III, Inc., a Nevada corporation (“New Company”), a copy of which is contained in Exhibit A (the “Agreement and Plan of Merger”). Copies of the certificate of incorporation (“Nevada Certificate”) and bylaws (“Nevada Bylaws”), which will serve as New Company’s certificate of incorporation and bylaws following the Migratory Merger are attached to the Agreement and Plan of Merger. The Agreement and Plan of Merger provides that the Company will merge with and into New Company.

The proposed Migratory Merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below. However, the Migratory Merger will not result in any change in the Company’s business, management, location of its principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Migratory Merger, which are immaterial).

Sunburst Acquisitions III, Inc.

New Company, which will be the surviving corporation, was incorporated under the Nevada General Corporation Law (the “NGCL”) in August 2008, exclusively for the purpose of merging with the Company.

New Company is a newly formed corporation with one share of common stock issued and outstanding held by the Company, with only minimal capital. The terms of the Migratory Merger provide that the currently issued one share of common stock of New Company held by the Company will be cancelled upon consummation of the Migratory Merger. As a result, following the Migratory Merger, the Company’s current stockholders will be the only stockholders of the newly merged corporation.

The articles of incorporation and bylaws of the Company and the certificate of incorporation and bylaws of New Company, a Nevada corporation are available for inspection by our stockholders at the Company’s principal offices located at 10990 Wilshire Blvd., Suite 1410, Los Angeles, California 90024.  Our telephone number is 310-696-0333 x125.

The Agreement and Plan of Merger

The Agreement and Plan of Merger provides that the Company will merge with and into New Company, with New Company being the surviving corporation. New Company will assume all assets and liabilities of the Company.

Filing of the Articles of Merger

The Company intends to file articles of merger with the Secretaries of State of Nevada and Colorado, respectively, when the actions taken by the Company’s board of directors and the consenting stockholders become effective which will be on or about September 30, 2008, which is at least 20 days from the mailing of this Information Statement to the stockholders of record on the Record Date.

Effect of Migratory Merger

Under the NGCL and the Colorado Business Corporation Act (“CBCA”), when the Migratory Merger takes effect:

•
Every other entity that is a constituent entity (in this case, the Company, a Colorado corporation) merges into the surviving entity (New Company) and the separate existence of every entity except the surviving entity ceases;

•	The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;

•	The surviving entity has all of the liabilities of each other constituent entity;

•
A proceeding pending against any constituent entity may be continued as if the Migratory Merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;

•
The stockholders’ interests of each constituent entity that are to be converted into stockholders’ interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the stockholders’ interests are entitled only to the rights provided in the articles of merger or any created pursuant to the CBCA and the NGCL dealing with dissenter’s rights.

On the effective date of the Migratory Merger, the Company will be deemed incorporated under the NGCL. Consequently, the Company will be governed by the Nevada Certificate and Nevada Bylaws.

Dissent Rights of the Company’s Stockholders

Any Company stockholder is entitled to be paid the fair value of its shares in accordance with Sections 7-113-101 through 7-113-302 of the CBCA (the “Colorado Dissent Statute”) if the stockholder dissents to the Migratory Merger. A brief summary of the provisions of Colorado Dissent Statute are set forth below and the complete text of said sections is set forth in Exhibit B.

Because the Migratory Merger has been approved by the required vote of the Company's stockholders and will become effective twenty days from the mailing of this Information Statement, each holder of shares of the Company’s Common Stock who asserts dissenters' rights and who follows the procedures set forth in Section 7-113-204 of CBCA, will be entitled to have his or her shares of the Company’s Common Stock purchased by the Company for cash at their fair market value. The fair market value of shares of the Company’s Common Stock will be determined as of the day before the first approval of the Migratory Merger by the holders of 91% of the Common Stock of the Company, excluding any appreciation or depreciation in consequence of the Migratory Merger.

In accordance with the regulations promulgated under the Exchange Act, the authorization of the Migratory Merger will not become effective until twenty days after the Company has mailed this Information Statement to the stockholders of the Company. This information statement shall serve as notice to all shareholders of the Company that they may dissent to the Migratory Merger and receive payment for its shares.

A stockholder of the Company wishing to exercise dissenters' rights must send an additional written demand for payment of the fair value of the Common Stock to the Company within 20 days after the mailing of the Dissenter’s Notice. Not later than 20 days after making such written demand for payment of the fair value of the Common Stock, the stockholder shall submit the certificate or certificates representing his Common Stock to the Company for notation thereon that a demand for payment of fair value has been made, whereupon the certificate or certificates shall be returned.  A holder who wishes to exercise dissenters' rights should deliver his or her written demand to Robert Brooke, Chief Executive Officer, Sunburst Acquisitions III, Inc., 10990 Wilshire Blvd., Suite 1410, Los Angeles, California 90024, within 30 days of receipt of this information statement. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under CBCA.

The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of the Company’s Common Stock. CBCA establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections and consult his legal advisor.

The discussion contained herein is qualified in its entirety by and should be read in conjunction with the Agreement and Plan of Merger and the Certificate of Incorporation.

Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company stock pursuant to the CBCA. If a shareholder loses his dissenters' rights, either by withdrawal of his demand or otherwise, he will not have the right to receive a cash payment for his Company stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

THE PROVISIONS OF CBCA SECTIONS 7-113-101 TO 1-113-302 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE RIGHTS TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.

Principal Reasons for the Change of Domicile

The Company’s board of directors believes that the change of domicile will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under Colorado law and will increase the marketability of the Company's securities.

The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by the Company. Consequently, the Nevada judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Nevada law. Nevada corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company's corporate legal affairs. For these reasons, the Company’s board of directors believes that the Company's business and affairs can be conducted to better advantage if the Company is able to operate under Nevada law. See "Certain Significant Differences between the Corporation Laws of Colorado and Nevada."

Principal Features of the Change of Domicile

The change of domicile will be effected by the merger of the Company, a Colorado corporation, with and into, New Company, a newly formed wholly-owned subsidiary of the Company that was incorporated in August 2008 under the NGCL for the purpose of effecting the change of domicile. The change of domicile will become effective upon the filing of the requisite merger documents in Nevada and Colorado, which filings will occur on the effective date of the Migratory Merger. Following the Migratory Merger, New Company will be the surviving corporation and will operate under the name “Sunburst Acquisitions III, Inc.”

On the effective date of the Migratory Merger, (i) each issued and outstanding share of Common Stock of the Company, no par value, shall be converted into one share of common stock of New Company, $.0001 par value (“New Company Common Stock”), and (ii) each outstanding share of New Company Common Stock held by the Company shall be retired and canceled and shall resume the status of authorized and unissued New Company Common Stock.

No certificates or scrip representing fractional shares of New Company Common Stock will be issued upon the surrender for exchange of Common Stock and no dividend or distribution of New Company shall relate to any fractional share, and no fractional New Company Common Stock interest will entitle the owner thereof to vote or to any right of a stockholder of New Company.

At the effective date of the Migratory Merger, New Company will be governed by the Nevada Certificate, the Nevada Bylaws and the NGCL, which include a number of provisions that are not present in the Company Articles, the Company Bylaws or the CBCA. Accordingly, as described below, a number of significant changes in shareholders' rights will be effected in connection with the change in domicile, some of which may be viewed as limiting the rights of shareholders. In particular, the Nevada Certificate includes a provision authorized by the NGCL that would limit the liability of directors to New Company and its stockholders for breach of fiduciary duties. The Nevada Certificate will provide directors and officers with modern limited liability and indemnification rights authorized by the NGCL. The board of directors of the Company believes that these provisions will enhance its ability to attract and retain qualified directors and encourage them to continue to make entrepreneurial decisions on behalf of New Company. Accordingly, implementation of these provisions has been included as part of the change in domicile. The Company believes that the change in domicile will contribute to the long-term quality and stability of the Company's governance. The Company’s board of directors has concluded that the benefit to shareholders of improved corporate governance from the change in domicile outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening director indemnification rights.

Upon consummation of the Migratory Merger, the daily business operations of New Company will continue as they are presently conducted by the Company, at the Company's principal executive offices at 10990 Wilshire Blvd., Suite 1410, Los Angeles, California 90024. The authorized capital stock of New Company will consist of 1,000,000,000 shares of New Company Common Stock and 100,000,000 shares of preferred stock, $.0001 par value per share ("Nevada Preferred Stock"). The Nevada Preferred Stock will be issuable in series by action of the New Company board of directors. The New Company board of directors will be authorized, without further action by the stockholders, to fix the designations, powers, preferences and other rights and the qualifications, limitations or restrictions of the unissued Nevada Preferred Stock including shares of Nevada Preferred Stock having preferences and other terms that might discourage takeover attempts by third parties.

The New Company board of directors will consist of those persons presently serving on the board of directors of the Company. The individuals who will serve as executive officers of New Company are those who currently serve as executive officers of the Company.

Pursuant to the terms of the Agreement and Plan of Merger, the Migratory Merger may be abandoned by the board of directors of the Company and New Company at any time prior to the effective date of the Migratory Merger. In addition, the board of directors of the Company may amend the Agreement and Plan of Merger at any time prior to the effective date of the Migratory Merger provided that any amendment made may not, without approval by the stockholders of the Company who have consented in writing to approve the Migratory Merger, alter or change the amount or kind of New Company Common Stock to be received in exchange for or on conversion of all or any of the Common Stock, alter or change any term of the Nevada Certificate or alter or change any of the terms and conditions of the Agreement and Plan of Merger if such alteration or change would adversely affect the holders of Common Stock.

Exchange of Share Certificates

As soon as practicable on or after the change of domicile, the Company’s stockholders of record immediately prior to the change of domicile will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing Common Stock to the Company’s transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted.

After the change of domicile, the transfer agent will deliver to any holder who has previously submitted a duly completed and executed transmittal letter and a certificate representing the Common Stock, a certificate issued by the Company representing an equal number of shares of Common Stock into which such shares of the Common Stock were converted.

After the change of domicile but before a certificate representing Common Stock is surrendered, certificates representing New Company Common Stock will represent the number of shares of Common Stock as a Nevada corporation into which such Common Stock was converted pursuant to the terms of the change of domicile. The Company’s transfer agent will deliver certificates representing the appropriate amount and type of our capital stock in accordance with the stockholder’s instructions for transfer or exchange.

Failure by a stockholder to return appropriate transmittal letters or to surrender certificates representing Common Stock will not affect such person’s rights as a stockholder, as such stockholder’s certificates representing Common Stock following the change of domicile will represent the number of shares of New Company Common Stock as a Nevada corporation into which such Common Stock was converted pursuant to the terms of the change of domicile, and will present no material consequences to the Company.

Capitalization

The authorized capital of the Company, on the Record Date, consisted of 1,000,000,000 shares of Common Stock, no par value, and 100,000,000 shares of Preferred Stock, no par value, 997,699,062 shares of Common Stock and no shares of Preferred Stock were outstanding. The authorized capital of New Company, which will be the authorized capital of the Company after the change in domicile, consists of 1,000,000,000 shares of New Company Common Stock and 100,000,000 shares of Nevada Preferred Stock. After the Migratory Merger, New Company will have outstanding approximately 997,699,062 shares of New Company Common Stock and no shares of Nevada Preferred Stock. The change of domicile will not affect total stockholder equity or total capitalization of the Company.

The New Company board of directors may in the future authorize, without further stockholder approval, the issuance of such shares of Nevada Common Stock or Nevada Preferred Stock to such persons and for such consideration upon such terms as the New Company board of directors determines. Such issuance could result in a significant dilution of the voting rights and, possibly, the stockholders' equity, of then existing stockholders.

There are no present plans, understandings or agreements, and the Company is not engaged in any negotiations that will involve the issuance of the Nevada Preferred Stock to be authorized. However, the New Company board of directors believes it prudent to have shares of Nevada Preferred Stock available for such corporate purposes as the New Company board of directors may from time to time deem necessary and advisable including, without limitation, acquisitions, the raising of additional capital and assurance of flexibility of action in the future.

Significant Differences Between the Corporation Laws of Nevada and Colorado

The Company is incorporated under the laws of the State of Colorado and New Company is incorporated under the laws of the State of Nevada. Upon consummation of the Migratory Merger, the stockholders of the Company, whose rights currently are governed by Colorado law and the Company Articles and the Company Bylaws, which were created pursuant to Colorado law, will become stockholders of a Nevada company, New Company, and their rights as stockholders will then be governed by Nevada law and the Nevada Certificate and the Nevada Bylaws which were created under Nevada law.

Certain differences exist between the corporate statutes of Colorado and Nevada. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the NGCL and the Colorado Business Corporation Act to understand how these laws apply to the Company and New Company.

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

NEVADA. Approval of consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote thereon.

COLORADO. Under the CBCA, amendments to the articles of incorporation, other than ministerial amendments, which may be authorized by the directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The board of directors must recommend the amendment to the shareholders, unless the amendment is being proposed by shareholders, or unless the board determines that because of conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment. The board may also condition the submission of the proposed amendment to the shareholders on any basis (such as by requiring a greater number of affirmative votes by shareholder than are discussed below in order to approve an amendment to the articles of incorporation).

Shareholders of these corporations must generally approve an amendment to the articles of incorporation by two thirds vote unless these corporations had adopted, prior to this date, a provision in their articles of incorporation calling for a different voting requirement.

SHAREHOLDERS CONSENT WITHOUT A MEETING

NEVADA. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of shareholders be called or notice given.

COLORADO. Unless the articles of incorporation state otherwise, any action required or permitted by the CBCA to be taken at a shareholders' meeting may be taken without a meeting if all of the shareholders entitled to vote thereon consent to such action in writing.  The Company’s articles provide that corporate matters may be decided by written consent with less than all shareholders of the company. No action taken without a meeting shall be effective unless the corporation has received writings that describe and consent to the action, signed by a majority of the shareholders entitled to vote on the action. Any such writing may be received by the corporation by electronically transmitted facsimile or other form of wire or wireless communication providing the corporation with a complete copy thereof, including a copy of the signature thereto. Any shareholder who has signed a writing describing and consenting to action taken pursuant to this section may revoke such consent by a writing signed and dated by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the corporation prior to the date the last writing necessary to effect the action is received by the corporation.

DISSENTERS' RIGHTS

NEVADA. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under the Nevada Revised Statutes (NRS); (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either (i), (ii) or (iii) above, however, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

COLORADO. In addition to the rights and restrictions afforded dissenting shareholders under Nevada law, a shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided.

INCREASING OR DECREASING AUTHORIZED SHARES

NEVADA. Nevada law allows the Board of Directors of a Corporation, unless restricted by the Articles of Incorporation, to increase or decrease the number of authorized shares in the class or series of the corporations shares and correspondingly effect a forward or reverse split of any such class or series of the corporation's shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

COLORADO. Colorado law requires amendment of the Articles of Incorporation to increase or decrease the number of authorized shares of any class, and further provides that a proposal to effect a reverse split of any class of shares of a corporation can only be accomplished by the affirmative vote of a majority of the shareholders entitled to vote on the issue at a regularly convened shareholder's meeting of the corporation at which a quorum of the shareholders is prese4nt

CHANGE IN PAR VALUE

The Company’s charter, as filed with the State of Colorado provides that the Company’s common and preferred stock have no par value.  The charter for the New Company, as filed with the State of Nevada, provides that the common and preferred stock will have a par value of $0.0001.  The reason for the change in the par value is that the franchise tax and the formation fees for a company with no par value is significantly higher than a company with a par value of $0.0001.  As there is no significant difference between a corporation that has no par value and a par value of $0.0001, there will be no significant impact on the shareholders of the Company as a result of this change,

ANTI-TAKEOVER STATUTES

NEVADA. Except under certain circumstances Nevada law prohibits a "business combination" between the corporation and an "interested shareholder", however the Nevada Articles expressly elect not to be governed by these provisions as contained in NRS 87.411 to 78.444 inclusive. To the extent permissible under the applicable law of any jurisdiction to which the corporation may become subject by reason of the conduct of business, the ownership of assets, the residence of shareholders, the location of offices or facilities, or any other item, the Company has elected not to be governed by the provisions of any statute that (i) limits, restricts, modified, suspends, terminates, or otherwise affects the rights of any shareholder to cast one vote for each share of common stock registered in the name of such shareholder on the books of the corporation, without regard to whether such shares were acquired directly from the Company or from any other person and without regard to whether such shareholder has the power to exercise or direct the exercise of voting power over any specific fraction of the shares of common stock of the Company issued and outstanding or (ii) grants to any shareholder the right to have his or her stock redeemed or purchased by the corporation or any other shareholder on the acquisition by any person or group of persons of shares of the Company. In particular, to the extent permitted under the laws of the state of Nevada, the Company elects not to be governed by any such provision, including the provisions of the Nevada Control Share Acquisitions Act, Sections 78.378 to 78.3793, inclusive, of the Nevada Revised Statutes, or any statute of similar effect or tenor.

COLORADO. Colorado law does not specifically address anti-takeover provisions.

QUORUM OF DIRECTORS

NEVADA. A majority of the Board of Directors in office shall constitute a quorum for the transaction of business, but if at any meeting of the Board there be less than a quorum present, a majority of those present may adjourn from time to time, until a quorum shall be present, and no notice of such adjournment shall be required. The Board of Directors may prescribe rules not in conflict with these Bylaws for the conduct of its business; provided, however, that in the fixing of salaries of the officers of the corporation, the unanimous action of all the directors shall be required.

COLORADO. A quorum at all meetings of the Board of Directors consists of a majority of the number of directors then holding office, but a smaller number may adjourn from time to time without further notice, until a quorum is secured. The act of a majority of the Directors present at a meeting which a quorum is present shall be the act of the Board of Directors.

SPECIAL MEETINGS OF SHAREHOLDERS

NEVADA. Special meetings of the shareholders may be held at the office of the corporation in the State of Nevada, or elsewhere, whenever called by the President, or by the Board of Directors, or by vote of, or by an instrument in writing signed by the holders of a majority of the issued and outstanding capital stock. Not less than ten (10) nor more than sixty (60) days written notice of such meeting, specifying the day, hour and place, when and where such meeting shall be convened, and the objects for calling the same, shall be mailed in the United States Post Office, or via express or overnight mail, addressed to each of the shareholders of record at the time of issuing the notice, and at his, her, or its address last known, as the same appears on the books of the corporation. The written certificate of the officer or officers calling any special meeting setting forth the substance of the notice, and the time and place of the mailing of the same to the several shareholders, and the respective addresses to which the same were mailed, shall be prima facie evidence of the manner and fact of the calling and giving such notice.

COLORADO. A corporation shall hold a special meeting of shareholders: (a) On call of its board of directors or the person or persons authorized by the bylaws or resolution of the board of directors to call such a meeting; or (b) If the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting. Special shareholders' meetings may be held in or out of this state at the place stated in or fixed in accordance with the bylaws, or, if not so stated or fixed, at a place stated in or fixed in accordance with a resolution of the board of directors. If no place is so stated or fixed, special meetings shall be held at the corporation's principal office. Only business within the purpose or purposes described in the notice of the meeting may be conducted at a special shareholders' meeting.

AMENDMENTS TO CHARTER

NEVADA. The articles of incorporation may be amended in any of the following respects by a vote of a majority of the shareholders entitled to vote on an amendment: (a) by addition to its corporate powers and purposes, or diminution thereof, or both. (b) by substitution of other powers and purposes, in whole or in part, for those prescribed by its articles of incorporation, (c) by increasing, decreasing or reclassifying its authorized stock, by changing the number, par value, preferences, or relative, participating, optional or other rights, or the qualifications, limitations or restrictions of such rights, of its shares, or of any class or series of any class thereof whether or not the shares are outstanding at the time of the amendment, or by changing shares with par value, whether or not the shares are outstanding at the time of the amendment, into shares without par value or by changing shares without par value, whether or not the shares are outstanding at the time of the amendment, into shares with par value, either with or without increasing or decreasing the number of shares, and upon such basis as may be set forth in the certificate of amendment, (d) by changing the name of the corporation, (e) by making any other change or alteration in its articles of incorporation that may be desired. If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

COLORADO. The board of directors or the holders of shares representing at least ten percent of all of the votes entitled to be cast on the amendment may propose an amendment to the articles of incorporation for submission to the shareholders. For an amendment to the articles of incorporation to be adopted (a) The board of directors shall recommend the amendment to the shareholders unless the amendment is proposed by shareholders or unless the board of directors determines that, because of conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment; shareholders with the amendment; and (b) such amendment shall be approved by each voting group entitled to vote separately on the amendment by two-thirds of all the votes entitled to be cast on the amendment by that voting group unless the Company's Articles of Incorporation provide otherwise. The Company's Articles of Incorporation provide for amendment upon the affirmative vote of a majority of the shareholders voting on the issue.

NOTICE, ADJOURNMENT AND PLACE OF SHAREHOLDERS' MEETINGS

NEVADA. The Board of Directors may designate any place, either within or without the state of incorporation, as the place of meeting for any annual or special meeting. A waiver of notice, signed by all shareholders entitled to vote at a meeting, may designate any place, either within or without the state of incorporation, as the place for the holding of such meeting. If no designation is made, the place of meeting shall be the registered office of the corporation in the state of incorporation. Nevada Bylaws provide that the notification of the annual meeting shall state the purpose or purposes for which the meeting is called and the date, time, and the place, which may be within or without this state, where it is to be held. A copy of such notice shall be either delivered personally to, or shall be mailed with postage prepaid, to each shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting.

COLORADO. Written notice stating the place, day, and hour of the meeting, and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than fifty (50) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting to each shareholder of record entitled to vote at such meeting; except that, if the authorized shares are to be increased, at least thirty days notice shall be given, and if the sale of all or substantially all of the corporation's assets is to be voted upon, at least twenty days notice shall be given.

DIRECTORS

NEVADA. The Nevada Certificate provides that the board of directors shall not be less than one (1) and may, at any time or times, be increased or decreased in such manner as shall be provided in the Bylaws of the corporation or by an amendment to the Bylaws of the corporation duly adopted by either the Board of Directors or the Shareholders.

COLORADO. The Colorado Articles provide that the number of directors shall be fixed by the Bylaws of the Corporation, with the provision that there need only be only as many directors as there are shareholders in the event that the outstanding shares are held of record by fewer than three shareholders. The Bylaws provide that the Board shall not be more than five (5) directors. A majority of the number of directors constitutes a quorum for the transaction of business. The Colorado Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the remaining directors in office, though less than a quorum.

ELECTION AND REMOVAL OF DIRECTORS

NEVADA. The Nevada Bylaws provide each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. At a meeting expressly called for the removal of one or more directors, such directors may be removed by a vote of a majority of the shares of outstanding stock of the corporation entitled to vote at an election of directors. Vacancies on the board may be filled by the remaining directors.

COLORADO. The Colorado Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Under Colorado law, directors may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal, with or without cause. Vacancies on the board may be filled by the remaining directors or the shareholders.

TRANSACTIONS WITH OFFICERS AND DIRECTORS

NEVADA. Article 15 of the Nevada Charter documents state that the Nevada Corporation expressly elects NOT to be governed by NRS 78.411 to 78.444 inclusive, which govern combinations with interested shareholders, affiliates and associates of the Nevada Corporation. The result of this election provides greater freedom to the Nevada Corporation regarding certain mergers, consolidations, sales, transfers and other dispositions between itself and interested shareholders of the Nevada Corporation.

COLORADO. The CBCA provide that no contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall either be void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or know to the board of directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purposes without counting the votes or consents of such interested directors; or (b) the fact that such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or (c) the contact or transaction is fair and reasonable to the corporation. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction.

LIMITATION ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS AND

DIRECTORS

NEVADA. Pursuant to the Nevada Charter Documents, the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any such action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he or she had reasonable cause to believe that his or her conduct was unlawful.

New Company Bylaws specifically provide that the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such a person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine on application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

COLORADO. The Colorado Articles and the CBCA provide that the corporation shall eliminate or limit the personal liability of a director to the corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director; except that any such provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any breach of the director's duty of loyalty to the corporation or to its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or any transaction from which the director directly or indirectly derived an improper personal benefit. No such provision shall eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any act or omission occurring before the date when such provision becomes effective. No director or officer shall be personally liable for any injury to person or property arising out of a tort committed by an employee unless such director or officer was personally involved in the situation giving rise to the litigation or unless such director or officer committed a criminal offense in connection with such situation.

DISSENTERS' RIGHTS AS A RESULT OF THE MIGRATORY MERGER

NEVADA. Shareholders are entitled to demand appraisal of their shares in the case of mergers or consolidations, except where: (i) they are shareholders of the surviving corporation and the merger did not require their approval under the Nevada Revised Statutes (NRS); (ii) the corporation's shares are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by The National Association of Securities Dealers, Inc.; or (iii) the corporation's shares are held of record by more than 2,000 shareholders. Appraisal rights are available in either (i), (ii) or (iii) above, however, if the shareholders are required by the terms of the merger or consolidation to accept any consideration other than (a) stock of the corporation surviving or resulting from the merger or consolidation, (b) shares of stock of another corporation which are either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares, or (d) any combination of the foregoing appraisal rights are not available in the case of a sale, lease, exchange or other disposition by a corporation of all or substantially all of its property and assets.

COLORADO.  Any Company stockholder is entitled to be paid the fair value of its shares in accordance with Sections 7-113-101 through 7-113-302 of the CBCA (the “Colorado Dissent Statute”) if the stockholder dissents to the Migratory Merger. A brief summary of the provisions of Colorado Dissent Statute are set forth below and the complete text of said sections is set forth in Exhibit B ..

Because the Migratory Merger has been approved by the required vote of the Company's stockholders and will become effective twenty days from the mailing of this Information Statement, each holder of shares of the Company’s Common Stock who asserts dissenters' rights and who follows the procedures set forth in Section 7-113-204 of CBCA, will be entitled to have his or her shares of the Company’s Common Stock purchased by the Company for cash at their fair market value. The fair market value of shares of the Company’s Common Stock will be determined as of the day before the first approval of the Migratory Merger by the holders of 91% of the Common Stock of the Company, excluding any appreciation or depreciation in consequence of the Migratory Merger.

In accordance with the regulations promulgated under the Exchange Act, the authorization of the Migratory Merger will not become effective until twenty days after the Company has mailed this Information Statement to the stockholders of the Company. This information statement shall serve as notice to all shareholders of the Company that they may dissent to the Migratory Merger and receive payment for its shares.

A stockholder of the Company wishing to exercise dissenters' rights must send an additional written demand for payment of the fair value of the Common Stock to the Company within 20 days after the mailing of the Dissenter’s Notice. Not later than 20 days after making such written demand for payment of the fair value of the Common Stock, the stockholder shall submit the certificate or certificates representing his Common Stock to the Company for notation thereon that a demand for payment of fair value has been made, whereupon the certificate or certificates shall be returned.  A holder who wishes to exercise dissenters' rights should deliver his or her written demand to Robert Brooke, Chief Executive Officer, Sunburst Acquisitions III, Inc., 10990 Wilshire Blvd., Suite 1410, Los Angeles, California 90024, within 30 days of receipt of this information statement. Any stockholder who does not follow the foregoing is not entitled to payment for his shares under CBCA.

The foregoing summary does not purport to provide comprehensive statements of the procedures to be followed by a dissenting stockholder who seeks payment of the fair value of his shares of the Company’s Common Stock. CBCA establishes the procedures to be followed and failure to do so may result in the loss of all dissenters' rights. Accordingly, each stockholder who might desire to exercise dissenters' rights should carefully consider and comply with the provisions of these sections and consult his legal advisor.

The discussion contained herein is qualified in its entirety by and should be read in conjunction with the Agreement and Plan of Merger and the Certificate of Incorporation.

Upon filing a notice of election to dissent a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Company stock pursuant to the CBCA. If a shareholder loses his dissenters' rights, either by withdrawal of his demand or otherwise, he will not have the right to receive a cash payment for his Company stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

THE PROVISIONS OF CBCA SECTIONS 7-113-101 TO 1-113-302 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE RIGHTS TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.

Officers and Directors

Upon the effective date of the Migratory Merger, the present officers and directors of the Company will continue to be the officers and directors of New Company.

Federal Tax Consequences

The following is a discussion of certain federal income tax considerations that may be relevant to holders of Common Stock who receive New Company Common Stock as a result of the proposed change of domicile. No state, local, or foreign tax consequences are addressed herein.

This discussion does not address the state, local, federal or foreign income tax consequences of the change of domicile that may be relevant to particular stockholders, such as dealers in securities, or Company stockholders who exercise dissenters’ rights. In view of the varying nature of such tax considerations, each stockholder is urged to consult his own tax adviser as to the specific tax consequences of the proposed change of domicile, including the applicability of federal, state, local, or foreign tax laws. Subject to the limitations, qualifications and exceptions described herein, and assuming the change of domicile qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), the following federal income tax consequences generally should result:

•	No gain or loss should be recognized by the stockholders of the Company upon conversion of their Common Stock into New Company Common Stock pursuant to the change of domicile;

•
The aggregate tax basis of the New Company Common Stock received by each stockholder of the Company in the change of domicile should be equal to the aggregate tax basis of Common Stock converted in exchange therefore;

•
The holding period of New Company Common Stock received by each stockholder of the Company in the change of domicile should include the period during which the stockholder held his Common Stock converted therefor, provided such Common Stock is held by the stockholder as a capital asset on the effective date of the change of domicile; and

•	The Company should not recognize gain or loss for federal income tax purposes as a result of the change of domicile.

The Company has not requested a ruling from the Internal Revenue Service or an opinion of counsel with respect to the federal income tax consequences of the change of domicile under the Code. The Company believes the change of domicile will constitute a tax-free reorganization under Section 368(a) of the Code, inasmuch as Section 368(a)(1)(F) of the Code defines a reorganization as a mere change in identity, form, or place of organization of the Company.

  SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table lists stock ownership of the Company’s Common Stock entitled to vote as of the Record Date. The information includes beneficial ownership by (i) holders of more than 5% of the Company’s Common Stock, (ii) each of our current directors and executive officers and (iii) all directors and executive officers as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the Commission. Except as noted below, to our knowledge, each person named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Director/Officer	Amount and Nature of Beneficial Ownership(2)		Percentage of Class(2)
Robert Brooke (3)	Y	170,046,000	(4)	14.56%
Richard McKilligan (3)	Y	56,682,000	(4)	5.38%
Pro Fund Administration Ltd. (5)	N	453,456,000		45.5%
Bristol Investment Fund Ltd. (6)	N	430,783,200		43.2%

All directors and officers as a group (2 persons)		226,728,000		18.52%

(1)   Except as otherwise indicated, the address of each beneficial owner is c/o Sunburst Acquisitions III, Inc., 10990 Wilshire Blvd., Suite 1410, Los Angeles, California 90024.

(2)   Percentages of common stock are computed on the basis of 997,699,062 shares of common stock outstanding as of August 22, 2008 and include in each case shares of Common Stock issuable upon exercise of options or warrants exercisable within 60 days for the subject individual only.

(3) An officer and/or director of the Company.

(4) Represents shares of common stock issuable upon exercise of a stock option at $.00001 per share.  As of the date hereof, the stock options are not currently outstanding.  In accordance with the employment agreement entered with each of the executives, the Company has agreed to issue such option immediately upon the Company having an adequate number of shares available under the Company’s articles of incorporation.  The option, upon issuance, will expire on August 6, 2013, will vest in full immediately, and will be issued as soon as practicable after sufficient common shares have been authorized under the Company’s Articles of Incorporation.

(5) Ivan Nygaard  has dispositive control over the securities of the Company held by Pro Fund Administration Ltd..

(6) Bristol Capital Advisors, LLC ("BCA") is the investment advisor to Bristol Investment Fund, Ltd. ("Bristol"). Paul Kessler is manager of BCA and as such has voting and investment control over the securities held by Bristol. Mr. Kessler disclaims beneficial ownership of these securities.

ADDITIONAL INFORMATION

 The Company will provide upon request and without charge to each stockholder receiving this Information Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2007, including the financial statements and financial statement schedule information included therein, as filed with the SEC. The Annual Report is incorporated in this Information Statement. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

EXHIBIT INDEX

Exhibit A	Agreement and Plan of Merger
Exhibit B	Sections 7-113-101 through 7-113-302 of the Colorado Business Corporation Act

By Order of the Board of Directors
/s/ Richard McKilligan Richard McKilligan Secretary

Dated: September 10, 2008

 EXHIBIT A

AGREEMENT AND PLAN OF MERGER

         This  Agreement and Plan  of  Merger  is  made  and  entered  into  this  25th_day  of August, 2008, by and between Sunburst Acquisitions III, Inc., (the "Surviving Corporation"), a corporation in organization in the State of Nevada, and Sunburst Acquisitions III, Inc., a Colorado corporation, (the "Disappearing Corporation").

RECITALS

A. Disappearing Corporation is a corporation organized and existing under the laws of the State of Colorado and has an authorized capital stock consisting of 1,000,000,000 common shares, no par value per share, and 100,000 preferred shares, no par value per share, of which 997,699,062 common shares and no preferred shares are issued and outstanding as of August 22, 2008.

B. Surviving Corporation is a corporation organized under the laws of the State of NEVADA and has an authorized capital stock consisting of 1,000,000,000 common shares, $0.0001 par value per share, and 100,000 preferred shares, $0.0001 par value per share. One common share has been issued.

C. The Board of Directors of DISAPPEARING CORPORATION deems it advisable for DISAPPEARING CORPORATION to merge with and into SURVIVING CORPORATION.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, SURVIVING CORPORATION and DISAPPEARING CORPORATION hereby agree to the following Plan of Merger:

1. Names of Constituent Corporations. DISAPPEARING CORPORATION will merge with and into SURVIVING CORPORATION. SURVIVING CORPORATION will be the Surviving Corporation.

2. Terms and Conditions of Merger. The effective date of merger will be the date upon which the Articles of Merger are filed with the Colorado and Nevada Secretaries of State. Upon the effective date of the merger the separate corporate existence of DISAPPEARING CORPORATION will cease; title to all real estate and other property owned by DISAPPEARING CORPORATION will be vested in SURVIVING CORPORATION without reversion or impairment; and the Surviving Corporation will have all liabilities of DISAPPEARING CORPORATION. Any proceeding pending by or against DISAPPEARING CORPORATION may be continued as if such merger did not occur, or the Surviving Corporation may be substituted in the proceeding for DISAPPEARING CORPORATION.

3. Governing Law. The laws of the State of Nevada will govern the Surviving Corporation.

4. Name. The name of the Surviving Corporation will be SURVIVING CORPORATION.

5. Registered Office. The present address of the registered office of the Surviving and Disappearing corporations will be the address of the registered office of SURVIVING CORPORATION.

6. Accounting. The assets and liabilities of SURVIVING CORPORATION and DISAPPEARING CORPORATION (collectively the "Constituent Corporations") as of the effective date of the merger will be taken up on the books of the Surviving Corporation at the amounts at which they are carried at that time on the respective books of the Constituent Corporations.

7. Bylaws. The Bylaws of SURVIVING CORPORATION as of the effective date of the merger will be the Bylaws of the Surviving Corporation until the same will be altered or amended in accordance with the provisions thereof.

8. Directors. The directors of DISAPPEARING CORPORATION as of the effective date of the merger will be the directors of the Surviving Corporation until their respective successors are duly elected and qualified.

9. Manner and Basis of Converting Shares. As of the effective date of the merger:

(a) Each share of DISAPPEARING CORPORATION common stock, with no par value per share, issued and outstanding will continue to be one share of common stock with no par value per share of the Surviving Corporation.

(b) The Surviving Corporation will convert or exchange each share of DISAPPEARING CORPORATION common stock for one share of the common stock of the Surviving Corporation. Fractional shares will be rounded up to the nearest whole number.

(c) On the effective date of the merger, holders of certificates of common stock in DISAPPEARING CORPORATION may surrender them to the Surviving Corporation, or its stock transfer agent, in such manner as the Surviving Corporation legally may require. This exchange will not be mandatory as a new CUSIP number will be used to designate the change. To the extent shareholders desire to tender their shares for new certificates, the cost of issuance will be borne by the shareholder. Upon receipt of such certificate, the Surviving Corporation will issue in exchange a certificate of shares of common stock in the Surviving Corporation representing the number of shares of stock to which such holder will be entitled as set forth above.

(d) In addition, the shareholders will be entitled to receive any dividends on the shares of common stock of the Surviving Corporation which may have been declared and paid between the effective date of the merger and the issuance to such shareholder of the certificate of such common stock, if any.

10. Shareholder Approval. This Plan of Merger will be submitted to the shareholders of DISAPPEARING CORPORATION for approval in the manner provided by law. After approval, the Articles of Merger will be filed as required under the laws of the States of Nevada and Colorado.

11. Rights of Dissenting Shareholders. Any shareholder of DISAPPEARING CORPORATION who has the right to dissent from this merger, if any, as provided in the Colorado Business Corporations Act, and who so dissents in accordance with the requirements thereof, will be entitled, upon surrender of the certificate or certificates representing certificated shares or upon imposition of restrictions of transfer of uncertificated shares, to receive payment of the fair value of such shareholder's shares as provided for by Colorado Revised Statute Article 113. (Article 113 of the Colorado Revised Statues is attached to this Plan of Merger as Exhibit "A")

12. Termination of Merger. This merger may be abandoned at any time prior to the filing of Articles of Merger with the Secretary of State, upon a vote of a majority of the Board of Directors of both SURVIVING CORPORATION and DISAPPEARING CORPORATION. If the merger is terminated, there will be no liability on the part of either Constituent Corporation, their respective Boards of Directors, or shareholders.

13. Counterparts. This Plan of Merger may be executed in any number of counterparts, and all such counterparts and copies will be and constitute an original instrument.

IN WITNESS WHEREOF, this Plan of Merger has been adopted by the undersigned as of this 22nd day of August, 2008.

SURVIVING CORPORATION	DISAPPEARING CORPORATION
Sunburst Acquisitions III, Inc.,	Sunburst Acquisitions III, Inc.,
A Nevada Corporation	a Colorado corporation

/s/Robert Brooke	/s/ Robert Brooke
Name: Robert Brooke	Name: Robert Brooke
Title: CEO	Title: CEO

Exhibit "B"

Colorado Revised Statutes

Article 113, Right of Dissent-Payment for Shares; Procedures of Exercise of Dissenter's Rights; Judicial Appraisal of Shares

7-113-101. Definitions. For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent. (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.
(2) (Deleted by amendment, L. 96, p. 1321, ss. 30, effective June 1, 1996.)
(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.
(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.
(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners. (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. Notice of dissenters' rights. (1) If a proposed corporate action creating dissenters' rights under section 7- 113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. Notice of intent to demand payment. (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and
(b) Not vote the shares in favor of the proposed corporate action.
(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.
(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice. (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment. (1) A shareholder who is given a dissenters' notice pursuant to section 7- 113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares. (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment. (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113- 204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:
(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;
(b) A statement of the corporation's estimate of the fair value of the shares;
(c) An explanation of how the interest was calculated;
(d) A statement of the dissenter's right to demand payment under section 7-113-209; and
(e) A copy of this article.

7-113-207. Failure to take action. (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7- 113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action. (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209. Procedure if dissenter is dissatisfied with payment or offer. (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection

(1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301. Court action. (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.
(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.
(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.
7-113-302. Court costs and counsel fees. (1) The court in an appraisal proceeding commenced under section 7-113- 301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.
(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or
(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.
(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.